PROVISION FOR LITIGATION	12 Months Ended
Dec. 31, 2017
PROVISION FOR LITIGATION
PROVISION FOR LITIGATION

NOTE 30 - PROVISION FOR LITIGATION

The Company and its subsidiaries are involved in various activities in progress within the judiciary framework, particularly in labor and civil spheres, which are in various stages.

The Management of the Company adopts the procedure of classifying the lawsuits filed against the Company in relation to the risk of loss and occurrence of present obligations as a result of past events, assisted by its legal advisors, as follows:

•

for lawsuits whose negative outcome for the Company is considered as a probable loss, in addition to meeting the condition of a present obligation connected to a past event, and being reasonably measurable liabilities, provisions are constituted;

•	for lawsuits whose negative outcome for the Company is considered as likely, provision is not recorded and their corresponding information is disclosed in Notes, when relevant, and

•

for lawsuits whose negative outcome for the Company is regarded as remote, no provision made and only information is disclosed in the Explanatory Notes, which, at the discretion of the Management, is deemed of importance for better understanding of the financial statements.

Therefore, to face probable losses, provisions for contingencies are recorded, in accordance with the decisions made by the management of the Company and its subsidiaries, supported by their legal advisors, as the best estimate to cover potential losses in court proceedings.

On the closing date of these financial statements, the Company has the following provisions for legal obligations connected with lawsuits, by nature, considered by the Management of the Company as being an entity’s present obligation, derived from events that have already occurred. The settlement of them is expected to result in the withdrawal of entity resources:

a) Provision for contingencies:

	12/31/2017	12/31/2016
CURRENT
Labor	278,104	39,373
Tax	6,882	4,415
Civil	1,233,401	1,039,687

	1,518,387	1,083,475
NON-CURRENT
Labor	2,358,354	1,369,292
Tax	625,879	586,429
Civil	20,049,730	17,690,233

	23,033,963	19,645,954

	24,552,350	20,729,429

These provisions during this period evolved as follows:

Balance as of 12/31/2016	20,729,429

Additions	6,762,387
Reversals of provisions	(2,514,588)
Monetary Correction	1,314,434
Write-offs	(1,087,114)
Payments	(652,198)

Balance as of 12/31/2017	24,552,350

In the table above, additions and reversals are represented by claims that have any change in the probability of loss, according to IAS 37 requirements; write-offs represents a non cash event corresponding to the claims that have a gain outcome.

The constitution and reversal of the provision for contingencies were recorded in the statement of income as Operating Provisions (Note 41).

a.1) Civil lawsuits

i.Monetary Correction Claim concerning the Compulsory Loan

There is an expressive judicial litigation involving Eletrobras. The largest number of claims in this universe refers to claims aimed at getting monetary correction criteria to be applied to accounting credits of the Compulsory Loan on consumption of electricity.

These lawsuits were created in order to confute the monetary correction system determined by legislation governing the Compulsory Loan and applied by the Company.

Credits of the compulsory loan were fully paid by the Company throughout of shares conversions carried out in 1988, 1990 and 2005.

The difference in the monetary correction criteria aforementioned has been presented to the Superior Court of Justice (STJ), and the merit has been decided by that Court. The matter, however, is currently subject to appeals to the Federal Supreme Court (STF), which are pending judgment.

Despite the fact that the matter had been submitted to the STF, due to the precedent of the STJ, decided under the terms in article 543-C in the Code of Civil Procedure of 1973, claims filed, have been following the regular course and, consequently, there have been several convictions for the payment of monetary adjustment differences related to this period, and as result of these, Eletrobras have been subject to many executions, and there is no agreement between Eletrobras and the plaintiffs as for the calculation of the due amount.

The Company maintains a provision for these civil contingencies in the amount of R$ 16,596,267 as of December 31, 2017 (R$ 13,901,602 as of December 31, 2016) relating to these proceedings.

ii.Amazonas GT and Eletrobras

It is important to record the existence of proceedings filed against Amazonas GT, where Eletrobras was included as defendant, as it appeared as guarantor and main debtor of Amazonas in several electricity supply contracts.

These proceedings arise out of payments, fines, and fees charged due to alleged delays and default by Amazonas GT in compliance with obligations related to such contracts.

Specifically in these contracts for supply of energy in which Eletrobras appears as the guarantor, the Company mains the provision of R$ 545,928 (R$ 531,198 as of December 31, 2016) tied to assets of the same amount of the subsidiary Amazonas GT.

iii.Amazonas Distribuidora and Eletrobras

A Proceeding that disputes any delays in the payment by Amazonas Distribuidora to Independent Power Producers (PIE), Companhia Energética Manauara S/A, as Eletrobras was included in a passive role, due to being obligated as the guarantor and principal debtor of this contract for supply of energy, as of December 31, 2017, the Company presents the amount of R$ 12,985 (R$ 12,635 as of December 31, 2016) provisioned in its contingencies.

Amazonas Distribuidora

i. Delays in Payments to Independent Power Producers

The Company is party to 18 lawsuits filed by Independent Power Producers (PIE), GERA - Generadora de Energia do Amazonas S.A. Breitener Jaraqui S.A., Companhia Energética Manauara S/A and Rio Amazonas Energia S.A., in which the following objects are discussed: a) annulment of a fine imposed by the Company due to the delay on the part of the PIE in starting the operation of the plant; b) collection of differences in billing of the portion of energy price related to the fuel supply used in the operation of the plant, raising questions about the formula in Annex G; and c) collection of differences in the amounts resulting from the extinction of CPMF.

As a result of new procedural changes, the Management reassessed the prognosis of the cases jointly with legal advisors in 2016. As of December 31, 2017, the Company presents the updated amount of R$ 1,060,261 (R$ 965,517 as of December 31, 2016) provisioned for contingency.

ii. Tax contingent liabilities with possible loss risk

The Company has tax related risks related to PIS / COFINS on the CCC / CDE reimbursement that are not provisioned, since it involves risk of loss classified by Management and its legal advisors as possible.

The CCC / CDE is a charge of the Brazilian electricity sector paid by all electricity distribution and transmission concessionaires in order to subsidize annual generation costs in areas not yet integrated to the National Interconnected System (SIN), called Isolated Systems .

In this context, the CCC / CDE account is intended to cover the expenses of Amazonas Energia with the purchase of inputs (liquid and gaseous fuel), purchase of energy for resale (Independent Producers), among other usual expenses. The value transferred by the CCC / CDE corresponds to the surplus calculated in relation to the Total Cost of Generation (CTG) and the amount generated valued by the average price of power and energy traded in the Regulated Contracting Environment (ACR), the amount of which is reimbursed by CCC / CDE and accounted for as an expense recovery, not being characterized as a subsidy and, consequently, is not an operating income, and is therefore not considered on the basis for calculating PIS / PASP and COFINS, in the opinion of Management, based on opinion issued by the Company’s legal counsel.

Although no liability has been recognized as it is not probable that there will be an outflow of funds, if the tax authorities charge the collection of these taxes, the Company’s management estimates that the risk related to the last five fiscal years totals R $ 716,932, without fines and other charges.

CGTEE

i. Case 2-12 0 236/12

KfW Bank postulates in relation to the recovery of obligations from the loans of CGTEE, which appeared as guarantor of this loan, considering the repayments due (recorded as contractual fines), interest on overdue loans, late payment interest on overdue repayments and a claim for damages. CGTEE does not recognize the guarantees, including, having a legal action in progress with evidence of the false nature of the guarantees. CGTEE has received the Official Letter No. 2677/2013/CGCI-DRCI-SNJ-MJ, 4/12/2013, from the Ministry of Justice, which forwards the Letter Rogatory notifying the action of collection of KfW in relation to the Frankfurt Regional Court. The Letter Rogatory received the number 7988/DE (2013/0109413-6) in STJ. It refers to the collection of the guarantee of 4 (four) contracts of the Winimport S/A Thermal Electric Plant. 3 hearings have already been conducted in Germany. Noerr’s office communicated the condemnatory sentence of Eletrobras CGTEE in favor of KfW dated from 05/20/2016 in the estimated amount of EUR 74,338. An appeal was filed on 6/23/2016. The reasons for the appeal have been presented on 9/27/2016. The next step will be the statement of KfW about the appeal. According to Noerr’s Office, the probability of loss for the legal proceedings is probable and the value of R$ 314,469 was provisioned as of December 31, 2017.

Chesf

i.Declaration of Nullity

Chesf is the plaintiff of a legal action in which seeks the partial Declaration of Nullity of the addendum (K Factor analytical correction of prices) regarding the construction agreement for the Xingó Hydroelectric Plant, signed with the consortium formed by Companhia Brasileira de Projetos e Obras, CONSTRAN S.A.-Construções e Comércio and Mendes Junior Engenharia S.A. (defendants in this proceeding, and from this point forward referred to as such) requests the return of double the sums paid for K Factor, valued at approximately R$ 350,000 (values at the time, converted into reais). The same defendant, in addition to contesting the fact, filed, in parallel, a counterclaim requesting the condemnation of Chesf for payments due arising from the same contractual addendum not timely paid by the Company (partial disallowance of the K Factor between July 1990 and December 1993, pursuant to law no. 8,030/1990, and full suspension of payment of the K Factor, from January 1994 to January 1996).

After a long procedure in ordinary instances, including a dispute in relation to the judiciary branch responsible for its processing and decision (Chesf and the Federal Government, assisting it in the proceeding, agreeing to the jurisdiction of the Regional Federal Court of the 5th Region, under law no. 8,197/1991, agreed to be the jurisdiction of the State Court, this understanding being ratified by the Court of Justice of Pernambuco/TJPE — the Superior Court of Justice/STJ, when requested to comment on the matter, he did not hear the corresponding special appeal for exclusively procedural reasons), the legal action of Chesf was dismissed and the counterclaim of the defendant was upheld, both decisions being handed down by the TJPE.

Chesf and the Federal Government, in the course of the proceeding — due to incidental matters — and especially at its end in ordinary instances, presented special and extraordinary appeals. Around the main proceedings, the Supreme Federal Court/STF did not know of the extraordinary appeal, because there is no directly constitutional matter in the controversy. And the STJ, in August/2010, dismissed Chesf’s special appeal (RESP 726.446), prompting the Company’s filing of foreclosure proceedings, whose judgment was initiated in December/2012 and concluded in December/2013, being equal to them disqualification and object of second Embargoes of Declaration, which, equally, were denied. Subsequently, special appeal appeals were filed. In February 2016, the disputes of divergence of competence of the Special Court of the STJ were dismissed at the outset by the Rapporteur, Minister Luiz Felipe Salomão. Chesf filed a regimental aggravation of this decision, rejected by the Special Court and pending publication.

On 12/2/2016, Chesf filed an Incidental Provisional Protection Petition in the records of the RESP no. 1,530,912/PE, which was granted, providing suspensive effect to stop the enforcement of the judgment issued by the TJPE until final decision of the special appeal.

At the same time, and since the conclusion of the proceedings made before the ordinary instances, the defendant has been taking in the ordinary instances of the judiciary of the State of Pernambuco, various initiatives to promote the enforcement of the amount petitioned in counterclaim.

Consequently, in November 1998 a request for provisional enforcement in relation to the temporary protective order of the court was filed, but this initiative was suspended by order of the STJ.

After this, the same defendant formulated a liquidation proceeding of the temporary decision that held in its favor - and not without previously, in turn, having been denied, due to lack of jurisdiction, the Federal Court, the decision was overturned by the TJPE at the request of the defendant-, it was dismissed without merit due to the decision of the first instance that, when appealed, was overturned by the TJPE, which upheld, to a large extent, the appeal, (AI 205,097-7), in relation to the claim of the defendant, ratifying, with exclusions, the second final expert report for arbitration of the amounts presented in fact in the first instance. In addition, in this same case, and after the subsequent review of the various motions articulated by all parties to the proceedings, the same TJPE accepted the claim of Chesf to the extent of excluding from the former ratification of the values the improper accrued computation of contractual and legal late interest, thereby reducing considerable the amount recognized in favor of the defendants.

Once the liquidation matter was reviewed in the ordinary instances of the Judicial Branch of the State or Permambuco, all the parties to the proceedings filed appeals in the higher courts - in the case of Chesf, a special appeal to the STJ (pointing out various procedural irregularities and manifest reductions still legally necessary in the liquidation amount initially ratified by the TJPE) and an extraordinary appeal to the STF (pointing out procedural matters related to fundamental constitutional guarantees).

It is also noted the liquidation proceeding -, that independent from the previously referenced special and extraordinary appeals pending review, there is a legal addition in course before the STJ RESP 1,366,295, where, already after the validity of law no. 9,469/1997, the jurisdiction of the proceeding and judgment of that legal action was disputed again (Chesf and the Federal Government, assisting it in the proceeding, agree on the jurisdiction of the Federal Court; the defendant considers the Judicial Branch of the State of Pernambuco as having jurisdiction): in this appeal there was a denial from the Second Chamber of the STJ, followed by motions for reconsideration. On March 2016 there was a review of the referenced motions for reconsideration with identical results, and this decision was published on 9/12/2016.

On August 2013 the defendant, after the completion of the liquidation proceedings before the ordinary instances — and without prejudice to the appeals to the aforementioned higher courts -, took the initiative before the 12th Circuit Court of Recife — PE to promote the provisional enforcement of the amounts, which referenced in the April/2015 amounted to a sum of R$ 1,035 million. There was an on-line determination of attachment made, via Bacenjud, with several initiatives of incidence concerning the assets of CHESF. Up to 12/31/2015 the amounts blocked totaled R$ 360 million. The consortium petitioned requesting 25% of the invoicing of Chesf to be attached, and the amount until then that was blocked was released without the presentation of suitable collateral. This petition was dismissed by the Court, and this decision was later upheld by the TJPE. On 2/24/2016 a new decision of 12th Circuit Court of the District of Recife granted the request for attachment on Government bonds held by Chesf, in order to complement, up to the amount of the condemnation, the amount already locked. Against this measure, a regulatory appeal was filed with the TJPE, which is pending decision. The National Treasury Secretariat reported the impossibility of compliance with this determination and, therefore, the Banco do Brasil and Caixa Economica Federal were officially informed. On 5/31/2016, the Caixa Econômica Federal blocked the amount of R$ 125 million, applicable to funds of that institution.

A complaint was filed by Chesf, on 5/31/2016, seeking the suspension of the provisional enforcement and as a consequence, the blocking measures, injunctions were granted by the Substitute Judge Roberto Maia on 6/6/2016 and revoked on 6/7/2016, restoring the blocking situation, without, in practice, having produced its effects. A new petition for reconsideration/grievance was filed by Chesf on 6/15/2016, received as a grievance on 6/16/2016 and it was determined to send a summons to the aggrieved parties. Given the addition of new documents by Chesf, the Reporting Judge Eduardo Augusto Paurá Peres ordered the Consortium to respond concerning the new documents to review the claims, pursuant to art. 437, §1º, of the CPC1 (Civil Procedure Code 1).

The Management of the Company, having based its opinion on its legal advisors, updated the provision in its non-current liabilities in the approximate amount of R$ 1,098,566 and made other additions of R$ 109,956 as of December 31, 2017, relating to the value of the condemnation in defeated party fees in favor of the parties opposing Chesf (these were set at 10% over the value of the principal condemnation plus R$ 100,000.00), all of the above being taken especially in reference, on one hand, the decision handed down by the TJPE in the liquidation action (proposed by the Xingó Consortium — CBPO/CONSTRAN/Mendes Junior), currently in course before the STJ under no. RESP 1,530,912, distributed in that court and still there awaiting proceedings and judgment with attibution of suspensive effect in the appeal (there is, in the same proceeding, also an Extraordinary Appeal sent to the Federal Supreme Court) and, on the other hand, the values on the books for which (including as raised in the Special Appeal referenced above) there is a conviction of non-suit/non-application to the case.

ii.Indemnification Action

Lawsuit for compensation of 14,400 ha of land from the Aldeia farm, filed with the Sento Sé (BA) county on behalf of the estate of Anderson Moura de Souza and his wife (distribution and action at the time under number 0085/1993, currently 0000023-22.1993.805.0242). The sentence in the first instance granted the request and condemned Chesf to pay the sum of R$ 50,000 as principal, interest and monetary correction. On 12/31/2008, Chesf filed an appeal to the Bahia state court and the process was transferred to the Federal Justice due to intervention by the Federal Government as assistant (being updated under number 0003437-77.2011.4.01.3305). On 6/30/2011 the appeal filed by Chesf was partially upheld.before the Federal Regional Court of the First Region, with the appeal being denied to the plaintiff. On 9/30/2011 the Rescissory Action (0054126-49.2011.4.01.0000) was adjudicated before the Federal Regional Court of the First Region, having been granted an injunction on 12/31/2011 determining the supsension of the enforcement of the principal proceeding, which continues up to this time.The company has a provision for R$ 161,135 in its non-curent liabilities to support any lost in this action. As of December 31, 2017, the Rescissory Action was still pending decision.

Eletronorte

i. Expropriation Action - UHE Balbina:

Expropriations filed by the Company with the intention of compensating the owners of the areas affected by the formation of the Balbina Hydroelectric Power Plant (AM) reservoir. Most of the proceedings are in the fulfillment of sentence phase. There is a discussion regarding the legitimacy of the deeds presented by the expropriated parties, and in fact the Federal Public Prosecutor has filed a class action lawsuit contesting those deeds. The provision created for this cause as of December 31, 2017 is R$ 288,043 (As of December 31, 2016 was R$ 283,428).

ii. Indemnification Action — Sul América Companhia Nacional de Seguros

This relates to the refund of values to Sul América Companhia Nacional de Seguros due to the payment made to Albrás Alumínio Brasileiro S.A. for the claim incurred because of interruption in the supply of electricity. The lawsuit became provisioned in 2015 because of the change in the estimate of loss, which went from a possible loss to a probable loss. The value as of December 31, 2016 amounted to R$ 237,299 (R$ 240,709 as of December 31, 2017).

Ceal

The Union of Workers in Urban Industries in the State of Alagoas, as a procedural substitute, filed a labor claim in favor of the Company’s employees, aiming at receiving alleged wage differences arising from the implementation of the so-called “Bresser Plan” (Decree-Law No. 2,335/87). The petition had legal grounding before the Egrégia Segunda Junta de Conciliação e Julgamento of Maceió-AL. The decision was confirmed by the Regional Labour Court (TRT — in Portuguese)  19 Region, and the decision became final. Added to this is the fact that the Union joined the event as an assistant, what reinforces the Company’s defense in its quest for the limitation on the base date, as well as the decision dated March 15, 2011, of the TRT, case 251900.68.5.19.1989.0002, from the Water Supply and Sanitation Company of Alagoas - CASAL, which was limited to the base date. The Company has recorded a provision for contingencies related to this matter, in the amount of R$ 356,000 as of December 31, 2017 (R$ 11,111 as of December 31, 2016).

b) Contingent Liabilities:

	12/31/2017	12/31/2016
Labor	3,813,708	3,901,704
Tax	12,213,802	10,431,673
Civil	38,689,568	43,942,534

	54,717,079	58,275,911

b.1) Civil lawsuits

i. Compulsory Loan

These civil lawsuits in the Company have as their objective the application of monetary restatement criteria concerning liabilities booked of the Compulsory Loan constituted beginning in 1978.

These claims have as their objective to challenge systematic restatement determined by the legislation governing the Compulsory Loan and applied by the Company. The liabilities were fully paid by the Company through stock conversions using as a basis for updating the current legislation. More details about these lawsuits are described above on item a.1.i which also contains the amounts deemed as a probable loss recognized by the Company on its liabilities. The remaining items not classified as a probable loss are part of the contingent liabilities disclosed above on item b.

ii. Class Action

On July 22, 2015 and August 15, 2015, two putative securities class action complaints were filed against Eletrobras and some of our employees in the United States District Court in the Southern District of New York (SDNY). On October 2, 2015, these legal actions were consolidated and the court appointed as principal plaintiffs, Dominique Lavoie and the city of Providence. The plaintiffs filed a consolidated addendum to the complaint on December 8, 2015 allegedly on behalf of investors who bought our North American trading securities from August 17, 2010 to June 24, 2010 to 2015, and filed a second addendum to the complaint on February 26, 2016.

The second complaint added claims, among other things, that Eletrobras and the individual defendants knew or should have known about the alleged fraud committed against the Company by a cartel of contractors, as well as bribes and kickbacks allegedly requested and received by employees of Eletrobras; and that Eletrobras and the individual defendants made erroneous statements and omissions in relation to the alleged fraud; and the price of shares in Eletrobras declined when the alleged fraud was disclosed.

The appellants did not specify a value for compensation that they are seeking, such value, when specified, may be relevant for the Eletrobras. On April 15, 2016 Eletrobras submitted a request for revocation of the second addendum complaint, that was that was summarized and then fully presented to the Court on June 17, 2016.

On March 9, 2017, a hearing was held concerning the Motion to Dismiss of Eletrobras was held in the Class Action lawsuit, removing impediments both for the plaintiff as well as for Eletrobras providing the opportunity to present oral arguments before the Court, informing the office that was contracted, Davis Polk & Wardell LLP, that the Judge John G. Koeltl has concentrated his efforts in questioning the parties about the existence of materiality in the infraction imputed to the Company materiality and the administrators.

In this context, the oral defense of Eletrobras argued that there was no materiality under the quantitative point of view, and that the impacts on the financial statements of the Company are insignificant. The law office considered that only an administrator of the holding company was cited in the complaints (which has not yet been tried in Brazil in relation to his culpability), and which is insignificant compared to the size of the corporation and the small adjustment caused to its corporate balance sheet.

On March 27, 2017, the result of the hearing of the motion to dismiss was issued, and the Court partially accepted the arguments of Eletrobras and partially accepted the arguments of the plaintiffs.

On February 28, 2018, the Court granted the joint request of the parties for a 60-day suspension of the litigation, while the parties attempt to resolve the matter through mediation. If a settlement agreement is not reached before the expiration date, the oral argument on the creditor’s motion for class certification, previously scheduled for March 12, 2018, will be rescheduled and the findings will continue until at least September 2018.

In this regard, there is no present obligation (legal or constructive) that Eletrobras has in relation to the class action.

The Management of Eletrobras believes that the claims, in themselves, do not create a present obligation for Eletrobras in accordance with IAS 37 — Provisions, Contingent Liabilities, and Contingent Assets. As the dispute is still in its findings and class certification stages, and the outcome of the dispute is subject to considerable uncertainty, and it is not possible, at this stage, for the Management of Eletrobras to reasonably estimate the potential loss or range of loss, if any, that may result from the final resolution of these legal proceedings. Therefore, no provision is recognized in the financial statements of Eletrobras. The final results of these lawsuits may have an adverse effect in relation to the consolidated financial statements of Eletrobras, on the results of operations and on its cash flows in the future.

iii. Acquisition of Belo Monte energy destined for the ACL

Eletrobras and its subsidiaries CHESF and Eletronorte hold a total of 49.98% of the capital stock of SPE Norte Energia S.A. (NESA), the latter is responsible for the construction of the Belo Monte hydroelectric plant.

There was a divergence between the shareholders regarding the application of clause 6.7 from the Shareholders’ Agreement, which concerns the exercise of preemptive rights to enter into a purchase agreement at a price of R$ 130.00/MWh (in April 2010) for the acquisition of 20% of the average energy assured of the energy of Belo Monte destined to the Ambiente de Contratação Livre — ACL by Eletrobras.

Some NESA partners claim that Eletrobras has an obligation to acquire such energy. Eletrobras understands that there is no such obligation, but rather the right of first refusal. The Shareholders’ Agreement provides for the settlement of disputes through arbitration. Accordingly, the Shareholders’ Meeting of Norte Energia S.A. (NESA) resolved in April 2016 to initiate such a procedure.

On June 29, 2017, a hearing of the case was held. It was determined that (i) the parties shall assemble their respective audited financial statements by August 7, 2017, indicating where the entries and references or explanatory notes related to the business of the arbitration object are, (ii) the parties shall submit technical opinions by September 11, 2017, analyzing the capital structure of the project and (iii) the other technical opinions shall be submitted by September 11, 2017 and the parties shall speak on technical opinions and gather opinions until November 10, 2017.

On August 7, 2017, the parties presented their financial statements, and on September 11, 2017 presented their technical opinions.

In March 2018, a new hearing was held for the hearing of witnesses and a request was made for the documents, by the arbitrators. The documentation was gathered and presented to the arbitrators by the end of March 2018.

On April 11, 2018 the arbitrators issued the order fixating the amount of the claim in R$ 2 billion.

In the present arbitration proceeding, Eletrobras assesses as possible the likelihood that it will lose such litigation, so that no provision was established for that purpose.

Additionally, in the event that Eletrobras is not successful in the current arbitration proceeding, the Company estimates the recognition of a provision for loss of up to R$ 2 billion in the purchase and sale of this energy, considering the amounts as of December 31, 2017. Eletrobras’ cost of capital, the price of the ACL restated by the IPCA, the long-term reference price of energy sales and the percentage of ownership interest in Eletrobras and its subsidiaries in Belo Monte were used as the basis for this estimate.

iv. Compulsory Loan: conversion of credits by book value

It is an action proposed by the Brazilian Association of Water and Electric Energy Consumers. The association is being processed at the 17th Federal Court of Brasília under the number 2005.34.00.036746-4, whose object is to obtain the return of the compulsory loan based on the market value of the shares instead of the systematization that is applied today that uses the equity value of the same.

The amount of the initial cause is R$ 2,397,003. As of December 31, 2017, the restated amount is R$ 3,525,049.

The Company understands that it is possible to convert the credits into shares by the equity value and not by the market value, by express legal provision (article 4 of Law 7,181/83) and by being a more objective criterion, which depends on several factors not always directly linked to the Company performance.

Currently, the lawsuit is in the judgment stage of the author’s appeal, together with the Federal Regional Court of the 1st Region, since it was declared as an illegitimate party for the filing of the suit by the 17th Federal Court of the Federal District.

It should be noted that this action was proposed on 07/09/2007 and that the judgments of the repetitive appeals became final after 2009. That is the reason why the pacified understanding today is totally contrary to the initial thesis and the request. That is the reason why we understand in a conservative way that the forecasting can be possible.

Distribution Companies

Lawsuit filed by Associação Nacional de Consumidores (ANDECO)

This is a Civil Action, in process at the 18th Civil Court of Brasília, filed by ANDECO against Amazonas Distribuidora, Cepisa, Ceron, Eletroacre and Ceal, having been attributed to the matter the amount of R$ 20,448,964, in which their contingency amount as of December 31, 2017 is R$ 26,419,086 (R$ 23,333,079 as of December 31, 2016), as shown in the table below:

Company	Losses	Legal Double	Contingency 12/31/2017
Eletrobras Distribuição Acre S.A.	250,570	501,140	636,683
Eletrobras Amazonas Distribuição de Energia S.A.	4,813,561	9,627,122	12,670,272
Eletrobras Distribuição Alagoas S.A.	1,948,106	3,896,212	4,950,016
Eletrobras Distribuição Piaui S.A.	1,833,144	3,666,288	4,657,905
Eletrobras Distribuição Rondônia S.A.	1,261,910	2,523,820	3,206,435
Eletrobras Distribuição Roraima S.A.	117,191	234,382	297,775

Total	10,224,482	20,448,964	26,419,086

The plaintiff alleges that, in the absence of ANEEL’s authorization, the prorated collection of non-technical losses (fraud, theft, measurement errors, billing and delivery without measurement) is improper and that, therefore, distributors should be ordered to reimburse (Double Indemnity), the amounts charged in the period from 2010 to 2014, according to their respective balance sheets. It also calls for the annulment of all ANEEL Resolutions that allow the collection and inclusion in the invoices of amounts charged for non-technical losses.

The plaintiff requested a preliminary injunction to suspend collection, as well as suspending the ANEEL Resolutions permitting this, the petition was denied. The Magistrate determined to subpoena ANNEEL in relation to whether it was interested in being part of the lawsuit, which responded positively, resulting, as a consequence, in the denial of jurisdiction and the reassignment of the matter to the Federal Court.

On 08/08/2016, there was a redistribution of the records of the 21st Federal Circuit Court of Brasília with an initial order maintaining the acts until then practiced in the civil sphere and determining the subpoena of ANEEL and the Federal Government to present the defense, with a subsequent response from the plaintiff.

Amazonas Distribuidora

i. Gas Supply Contract — CIGÁS — Limitation of the Volume of Gas

Regarding the amount of the Fuel Consumption Account (CCC) referring to the generation costs of the subsidiary Amazonas Distribuidora de Energia, there is a possibility of non-neutrality in the gas contract, due to Aneel Order No. 314 of February 2, 2016, which established the amount of natural gas to be reimbursed by CCC in 2016 at a level lower than the Daily Contracted Quantity (“QDC”) of 5,420,000 m3/day as established in the Natural Gas Purchase and Sale Agreement, between Amazonas Distribuidora and CIGAS/Petrobras.

In 2017, ANEEL through Ratifying Resolution no. 2.202 of March 7, which approved the annual budget of the Energy Development Account — CDE for the year 2017, maintained the same limitation of reimbursement referring to the gas volume at the level of 2016. The Company entered Motions for Reconsideration with ANELL given the budget limitations imposed by ANEEL, which are pending review.

However, with regard to limitation of the reimbursement of the volume, the Company assesses the risk of materialization of the financial outlay as low, as it understands that ANEEL cannot create a provision that limits the coverage of the reimbursement of generation costs defined by Law no. 12,111/2009 and reinforced by Law 13,299/2016. Additionally, this favorable decision issued in the Second Instance in a similar case ensures to the Company the compete reimbursement of costs of generation, removing the effects of the limitations imposed. Ultimately, the Company believes that in the unlikely event of the limitation imposed by ANEEL in relation to the reimbursement of the Volume of Gas, there would be an economic-financial reviewable subject to review of the gas contract in reference or furthermore a review of the Price of Gas by the ANP in order to compensate for this imbalance.

The amount involved in the limitation of the reimbursement for the volume of gas as of December 31 of 2017 is of R$ 626 million (R$ 340 million as of December 31 of 2016).

ii. Oil Reimbursement — ANEEL Ratifying Resolution No. 427/2011

With the advent of Provisional Measure no. 466/2009, subsequently converted to Law no. 12,111/2009, the sector legislation provided that CCC would reimburse not only the total cost of the fuel, but also the total cost of the energy generation of the isolated systems, deducting from the average cost of the energy determined for the regulated environment. When regulating Law No. 12,111/2009, the Decree No. 7.246/2010 again did not imposed or established any limitation to the full reimbursement provided.

However, when regulamenting Law No. 12,111, of 2009, and Decree No. 7,246 of 2010, the ANEEL Normative Resolution No. 427 established limitations on the reimbursement of costs of acquisition of fuels establishing a reference price.

The Company understands that full reimbursement from the CCC is a net and certain right, without any limitation, accordingly it was necessary to file for an injunction in order to guarantee the reimbursement provided for in Law 12,111/2009, without any limitation.

Through the aforementioned lawsuit, a Second Instance Decision was given, which guarantees the Company the full reimbursement of the generation costs, rejecting the effects of ANEEL Ratifying Resolution No. 427/2011. As a result, it is currently enforced the decision that granted the requested injunction, in order to ensure full reimbursement of fuel consumption costs without any limitation. In this manner, the Company remains fully reimbursed for its generation costs.

The Company understands that the risk of losing the lawsuit is low because of the Decision already given, which is reinforced by Law No. 13,299/2016, which has the benefit of providing funds for the payment of reimbursements of fuel acquisition expenses incurred up to April 30, 2016, by concessionaires holding the concessions dealt with in Law No. 12,111/2009, but not reimbursed due to the economic and energy efficiency requirements referred to in paragraph 12 of article 3 of said Law.

Accordingly, ANEEL Technical Note No. 331/2016, dated September 12, 2016, that in its item III. 2 - “Changes in the CCC” provides that there is a need for adjustments to Normative Resolution 427/2011 pursuant to Law No. 13,299 / 2016, as follows:

ii.2 CCC Changes

a.As a result of the publication of Law No. 13,299, of 6/21/2016, which amended, among others, provisions of Law No. 12,111, of 12/9/2009, it is necessary to adjust the normative act of ANEEL that regulates the management and processing of the CCC.

b.Therefore, in view of the Normative Resolution No. 427/2011, the points to be reviewed are identified below. In the first place and being presented as an item of major economic and financial impact on the distributors benefited, article 3 of Law No. 13,299/2016 is cited, which provides for the reimbursement of proven costs, but not refunded pursuant to the economic and energy efficiency requirements in paragraph 12 of the article 3 of Law No. 12,111/2010, including monetary updates, by 4/30/2016.

Consequently, and considering that Law No. 13,299/2016 guarantees the full reimbursement of the cost of fuels by April 30, 2016, the Company registered the provision of R$ 100,081 pertaining to the litigious estimated value of the difference of oil price. In 2017 the delivery price was below the homologated price, without generation of balances to return.

These contingencies are possible obligations to which there is no known provision for not being probable that a legal or constructive obligation resulting from a past event has occurred or it is not probable yet that cash outflow occurs; or the loss it is not reliably projected.

Information referring to other probable and possible contingencies and the description of the relevant judicial demands for the Company and its subsidiaries is disclosed in the annual financial statements of December 31, 2017, with no relevant changes having occurred in the period.